EXHIBIT 99.1

AVID TECHNOLOGY, INC.
(in thousands except per share data, unaudited)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

Three Months Ended March 31, 2012

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Provision	Loss
GAAP	$77,564	$89,826	$(12,262)	$521	$(12,977)
Amortization of intangible assets	650	(1,611)	2,261		2,261
Restructuring costs, net		(168)	168		168
Acquisition and other costs (a)		(231)	231		231
Tax adjustment				253	(253)
Stock-based compensation included in:
Cost of products revenues	94		94		94
Cost of services revenues	157		157		157
Research and development expenses		(306)	306		306
Marketing and selling expenses		(1,261)	1,261		1,261
General and administrative expenses		(1,315)	1,315		1,315
Non-GAAP	$78,465	$84,934	$(6,469)	$774	$(7,437)
Weighted-average shares outstanding - diluted					38,662
Non-GAAP net loss per share - diluted					$(0.19)

Three Months Ended December 31, 2011 (Revised)

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Benefit	(Loss) Income
GAAP	$99,439	$101,290	$(1,851)	$(2,318)	$(30)
Amortization of intangible assets	657	(2,063)	2,720		2,720
Restructuring costs, net		(8,770)	8,770		8,770
Tax adjustment				750	(750)
Stock-based compensation included in:
Cost of products revenues	2		2		2
Cost of services revenues	156		156		156
Research and development expenses		(300)	300		300
Marketing and selling expenses		(1,105)	1,105		1,105
General and administrative expenses		(985)	985		985
Non-GAAP	$100,254	$88,067	$12,187	$(1,568)	$13,258
Weighted-average shares outstanding - diluted					38,584
Non-GAAP net income per share - diluted					$0.34

(a) Represents costs included in general and administrative expenses

AVID TECHNOLOGY, INC.
(in thousands except per share data, unaudited)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

Three Months Ended September 30, 2011 (Revised)

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$88,365	$92,739	$(4,374)	$2,672	$(7,549)
Amortization of intangible assets	685	(2,159)	2,844		2,844
Restructuring costs, net		(2,707)	2,707		2,707
Legal settlement and acquisition-related costs (a)		(163)	163		163
Tax adjustment				1,008	(1,008)
Stock-based compensation included in:
Cost of products revenues	168		168		168
Cost of services revenues	63		63		63
Research and development expenses		(435)	435		435
Marketing and selling expenses		(1,051)	1,051		1,051
General and administrative expenses		(1,970)	1,970		1,970
Non-GAAP	$89,281	$84,254	$5,027	$3,680	$844
Weighted-average shares outstanding - diluted					38,530
Non-GAAP net income per share - diluted					$0.02

Three Months Ended June 30, 2011 (Revised)

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	Loss	Benefit	Loss
GAAP	82,368	93,459	(11,091)	(590)	(11,146)
Amortization of intangible assets	685	(2,161)	2,846		2,846
Restructuring costs, net		(162)	162		162
Legal settlement and acquisition-related costs (a)		(392)	392		392
Loss on sales of assets		(597)	597		597
Tax adjustment				245	(245)
Stock-based compensation included in:
Cost of products revenues	110		110		110
Cost of services revenues	277		277		277
Research and development expenses		(427)	427		427
Marketing and selling expenses		(1,356)	1,356		1,356
General and administrative expenses		(1,846)	1,846		1,846
Non-GAAP	$83,440	$86,518	$(3,078)	$(345)	$(3,378)
Weighted-average shares outstanding - diluted					38,413
Non-GAAP net loss per share - diluted					$(0.09)

(a) Represents costs included in general and administrative expenses

AVID TECHNOLOGY, INC.
(in thousands except per share data, unaudited)

Reconciliations of GAAP financial measures to Non-GAAP financial measures:

Three Months Ended March 31, 2011 (Revised)

	Gross	Operating	Operating	Tax	Net
	Profit	Expenses	(Loss) Income	Provision	(Loss) Income
GAAP	$87,166	$90,692	$(3,526)	$957	$(4,783)
Amortization of intangible assets	666	(2,145)	2,811		2,811
Restructuring recoveries, net		1,476	(1,476)		(1,476)
Tax adjustment				55	(55)
Stock-based compensation included in:
Cost of products revenues	139		139		139
Cost of services revenues	268		268		268
Research and development expenses		(472)	472		472
Marketing and selling expenses		(1,218)	1,218		1,218
General and administrative expenses		(2,036)	2,036		2,036
Non-GAAP	$88,239	$86,297	$1,942	$1,012	$630
Weighted-average shares outstanding - diluted					38,686
Non-GAAP net income per share - diluted					$0.02